SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 26, 1998
                            ------------------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        New Jersey                                     22-3438058
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    (State or Other                                  (I.R.S. Employer
Jurisdiction of Incorporation)                      Identification No.)

         333-12305
(Commission File Number)

   103 West End Avenue, Somerville, NJ                      08876
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 (Address of Principal Executive Offices)                 (Zip Code)



                                 (908) 704-1188

              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

         On March 26, 1998, the Board of Directors declared a 2 for 1 stock split of the common shares of SVB Financial Services, Inc., $4.17 par value common stock.

         The split will have a record date of April 16, 1998 and will be sent to shareholders on or about May 2, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       SVB Financial Services, Inc.

                                                     (Registrant)

Date   March 27, 1998                        By  /s/Keith B. McCarthy
                                                 --------------------

                                                 Keith B. McCarthy
                                                 Principal Accounting Officer